SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549



                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July
24, 1996



    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE             333-4846                75-2006294
(State or other
jurisdiction       (Commission        (I.R.S. employer
of incorporation)  file number)     identification no.)



8400 Normandale Lake Blvd., Suite 600,
Minneapolis, MN              55437
(Address of principal
 executive offices)       (Zip code)


Registrant's telephone number, including area code
(612) 832-7000



          (Former name or former address, if changed since last report)


           Exhibit Index located on page 4.

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.   Financial Statements, Pro Forma Financial
Information         and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

          23.  Consent of Coopers & Lybrand L.L.P.,
          independent auditors of Financial Security
          Assurance Inc. ("Financial Security") with respect to the incorporation by reference in the Registrant's Prospectus Supplement dated
          July 24, 1996, relating to the Mortgage Pass-
          Through Certificates, Series 1996-S16, of (a) their report dated January 17, 1996 on the audit by Coopers & Lybrand L.L.P. of the consolidated financial statements of
          Financial Security and its subsidiaries as of December 31, 1995 and 1994 and for each of the three years in the period ended December
          31, 1995 and (b) with respect to the
          reference to their firm under the caption
          "Experts."






                      SIGNATURES



          Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL FUNDING
                                 MORTGAGE SECURITIES I,
                                 INC.




                                 By:   /s/Diane S. Wold
                                 Name:   Diane S. Wold
                                 Title:  Vice President


Dated:  July 24, 1996






                   INDEX OF EXHIBITS

Exhibit    Description                          Page

23        Consent of Coopers & Lybrand L.L.P.,
          independent auditors of Financial
          Security Assurance Inc. ("Financial
          Security") with respect to the
          incorporation by reference in the
          Registrant's Prospectus Supplement dated
          July 24, 1996, relating to the Mortgage
          Pass-Through Certificates, Series 1996-
          S16, of (a) their report dated January
          17, 1996 on the audit by Coopers &
          Lybrand L.L.P. of the consolidated
          financial statements of Financial
          Security and its subsidiaries as of
          December 31, 1995 and 1994 and for each
          of the three years in the period ended
          December 31, 1995 and (b) with respect
          to the reference to their firm under the caption "Experts."


                               Exhibit 23






 Consent of Independent Auditors of Financial Security



          CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Prospectus Supplement dated July 24, 1996 to the
Prospectus dated June 21, 1996 of Residential Funding
Mortgage Securities I, Inc. relating to Mortgage Pass-
Through Certificates, Series 1996-S16 of our report dated January 17, 1996 on our audits of the consolidated financial statements of Financial Security
Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to reference to our Firm under the caption "Experts."



                          /s/Coopers & Lybrand L.L.P.
                             Coopers & Lybrand L.L.P.

New York, New York
July 24, 1996